EXHIBIT 10.1

                       REDEMPTION AND CONVERSION AGREEMENT


         This Agreement is dated as of the 11th day of January, 2002 among Tech Laboratories, Inc., a New Jersey corporation (the "Company") and the Holders identified on Schedule A hereto ("Holder" or "Holders"):

                                   WITNESSETH:

         WHEREAS, the Company and Holders have entered into Subscription Agreements at or about October 13, 2000 ("Subscription Agreement") pursuant to which the Company sold to the Holders Notes of the Company in the aggregate principal amounts set forth on Schedule A hereto; and

         WHEREAS, as of December 31, 2001, the Holders will own the amount of Note principal and interest designated on Schedule A hereto in connection with previously unconverted portions of the Notes; and

         WHEREAS, it is in the best interests of the Company to redeem the amount of Note principal and interest designated on Schedule A hereto, and to convert the amount of Note principal and interest designated on Schedule A hereto into Company Shares (as defined in the Subscription Agreement).

         NOW THEREFORE, the parties agree as follows:

         1. On January 25, 2002 and April 25, 2002 (each a "Date of Redemption"), the Company will redeem and convert the amounts of Note principal and interest designated on Schedule B hereto. On or before each of the Dates of Redemption, the Company will pay the designated redemption funds ("Redemption Funds") and deliver the designated Company Shares, as applicable, issued in the names of the respective Holders ("Conversion Shares") to an escrow agent to be designated by the Holders, to be held and distributed pursuant to an escrow agreement.

         2. Provided the Company has complied with its material obligations described in this Agreement and there has not occurred an Event of Default (as defined in the Note), the Company may elect to pay the amount designated on Schedule B hereto as "Election Amount", by conversion of the Election Amount into Company Shares employing the Conversion Price (as defined in the Note) that is the closing price of the Company's common stock as reported for the Principal Market (as defined in the Note) for April 18, 2002. The Company must notify the Holders and escrow agent of such election in writing ("Notice of Election") no later than April 19, 2002.

         3. Provided the Company has complied with its material obligations set forth in this Agreement and an Event of Default has not occurred, then (i) interest on the Notes shall cease to accrue on the Notes from and after January 25, 2002 and (ii) the Holder shall not exercise its conversion rights from and after the date hereof.

         4. A failure by the Company to comply with its material obligations hereunder will be deemed an Event of Default under such Notes as are outstanding and will allow each Holder to elect to cancel any unfulfilled or future redemption and conversion as to such Holder and accrual of interest shall be reinstated as of January 25, 2002. Timely compliance by the Company hereunder is a material obligation.

         5. Upon timely delivery of the Redemption Funds and Conversion Shares, as applicable, to the escrow agent the corresponding aggregate Note principal and interest will be deemed satisfied whether or not an original or reissued
Note is surrendered to the Company. In the event a Holder does not surrender the Note on or after receipt of the Redemption Funds and Conversion Shares, as applicable, then such Holder hereby indemnifies the Company against any and all loss or damage attributable to such non-surrender arising from a third party claim.

         6. Except as described in the Agreement, the terms of the Subscription Agreement and other agreements and documents referred to therein and delivered therewith remain in full force and effect. The provisions of the following sections of the Subscription Agreement are incorporated herein and made a part hereof: Sections 13(a), (c), (d), (e) and (f).

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       TECH LABORATORIES, INC. - the "Company"


                                       By: /s/ Bernard M. Ciongoli
                                           ----------------------------------

                                       /s/
                                       --------------------------------------
                                       CELESTE TRUST REG.
                                       "Holder"


                                       /s/
                                       --------------------------------------
                                       ESQUIRE TRADE & FINANCE, INC.
                                       "Holder"


                                       /s/
                                       --------------------------------------
                                       THE ENDEAVOUR CAPITAL INVESTMENT
                                       FUND, S.A. - "Holder"



                                   SCHEDULE A
                                   ----------

------------------------------------------------ -------------------- -------------------- ----------------
HOLDERS                                          NOTE PRINCIPAL       INTEREST ACCRUED     AGGREGATE
                                                                      THROUGH              PRINCIPAL
                                                                      JANUARY 24, 2002     AND INTEREST
------------------------------------------------ -------------------- -------------------- ----------------
CELESTE TRUST REG.                               $374,860.00          $32,868.57           $407,728.57
C/o Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax: 011-431-534-532895
------------------------------------------------ -------------------- -------------------- ----------------
ESQUIRE TRADE & FINANCE, INC.                    $374,860.00          $32,868.57           $407,728.57
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax: 011-41-41-760-1031
------------------------------------------------ -------------------- -------------------- ----------------
THE ENDEAVOUR CAPITAL INVESTMENT FUND, S.A.      $371,270.00          $31,372.32           $402,642.32
Cumberland House
27 Cumberland Street, Nassau
New Providence, The Bahamas
Fax: 1-284-494-3917
------------------------------------------------ -------------------- -------------------- ----------------
TOTALS
------------------------------------------------ -------------------- -------------------- ----------------



                                                    SCHEDULE B
                                         JANUARY 14, 2002 REDEMPTION DATE

------------------------------------------------ -------------------- --------------------- ---------------
HOLDERS                                          REDEEMED             REDEMPTION            CONVERSION
                                                 PRINCIPAL AND        FUNDS                 SHARES
                                                 INTEREST
------------------------------------------------ -------------------- --------------------- ---------------
CELESTE TRUST REG.                               $254,830.36          $251,044.00           100,418
C/o Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax: 011-431-534-532895
------------------------------------------------ -------------------- --------------------- ---------------
ESQUIRE TRADE & FINANCE, INC.                    $254,830.36          $251,044.00           100,418
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax: 011-41-41-760-1031
------------------------------------------------ -------------------- --------------------- ---------------
THE ENDEAVOUR CAPITAL INVESTMENT FUND, S.A.      $251,651.45          $247,912.00           99,164
Cumberland House
27 Cumberland Street, Nassau
New Providence, The Bahamas
Fax: 1-284-494-3917
------------------------------------------------ -------------------- --------------------- ---------------
TOTALS                                           $761,312.17          $750,000.00           300,000
------------------------------------------------ -------------------- --------------------- ---------------



                                                    SCHEDULE B
                                          APRIL 15, 2002 REDEMPTION DATE

--------------------------------------------------- -------------------- --------------------- ----------------
HOLDERS                                             REDEEMED             REDEMPTION            ELECTION
                                                    PRINCIPAL AND        FUNDS                 AMOUNT
                                                    INTEREST
--------------------------------------------------- -------------------- --------------------- ----------------
CELESTE TRUST REG.                                  $152,898.21          $150,626.33           $30,125.27
C/o Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax: 011-431-534-532895
--------------------------------------------------- -------------------- --------------------- ----------------
ESQUIRE TRADE & FINANCE, INC.                       $152,898.21          $150,626.33           $30,125.27
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax: 011-41-41-760-1031
--------------------------------------------------- -------------------- --------------------- ----------------
THE ENDEAVOUR CAPITAL INVESTMENT FUND, S.A.         $150,990.87          $148,747.34           $29,749.46
Cumberland House
27 Cumberland Street, Nassau
New Providence, The Bahamas
Fax: 1-284-494-3917
--------------------------------------------------- -------------------- --------------------- ----------------
TOTALS                                              $456,787.29          $450,000.00           $90,000.00
--------------------------------------------------- -------------------- --------------------- ----------------


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